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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of American Xtal Technology, Inc. of our report dated February 6, 1998, appearing in the American Xtal Technology, Inc.'s Prospectus dated May 20, 1998.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
November 12, 1998